Contact:	Bill Loughman Chief Financial Officer 404-525-7272

AIRGATE ANNOUNCES RESULTS AND EXPIRATION OF CONSENT SOLICITATION

ATLANTA – January 26, 2005 — AirGate PCS, Inc. (Nasdaq: PCSA) today announced that, as of 5:00 p.m., New York City time on January 25, 2005 (the “Expiration Time”), the consent solicitation relating to its 9.375% Senior Subordinated Secured Notes due 2009 (the “9.375% Notes”) and its First Priority Senior Secured Floating Rate Notes due 2011 (the “Floating Rate Notes” and, together with the 9.375% Notes, the “Notes”) expired. As of such time, AirGate had received consents from holders of approximately 97% and 92% of the outstanding principal amount of 9.375% Notes and Floating Rate Notes, respectively, pursuant to the Consent Solicitation Statement, dated January 11, 2005. As a result, AirGate has received the necessary approval of the holders of each series of Notes to the proposed amendments to each of the indentures under which the Notes were issued.

As previously announced, on December 7, 2004, AirGate entered into an Agreement and Plan of Merger with Alamosa Holdings, Inc., pursuant to which AirGate will merge with and into a direct wholly-owned subsidiary of Alamosa. The purpose of the consent solicitation was to obtain the requisite consents to amend the indentures governing the Notes so that neither AirGate nor Alamosa would be required to make a repurchase offer for the Notes upon completion of the merger.

Upon completion of the merger, Holders of Notes as of January 10, 2005 that validly delivered their consents before the Expiration Time will receive a consent payment equal to 0.25% of the principal amount of Notes represented by such consents.

In connection with the consent solicitation, AirGate intends to promptly execute a supplemental indenture providing for the proposed amendment to each indenture under which each series of Notes was issued, to be operative upon completion of AirGate’s previously announced merger with Alamosa Holdings, Inc. On or about February 15, 2005, AirGate will hold a special meeting of AirGate stockholders to vote on the adoption of the merger agreement and Alamosa will hold a special meeting of Alamosa stockholders to vote on the issuance of shares of Alamosa common stock in the merger. If the parties obtain the requisite shareholder approvals, they expect to close the merger promptly thereafter.

UBS Securities LLC (“UBS”) is acting as the Solicitation Agent. Holders with questions about the consent solicitation can contact UBS’ Liability Management Group at (203) 719-4210 (call collect) or (888) 722-9555 x4210 (toll-free).

For additional information, please contact MacKenzie Partners, Inc., the Information Agent for the consent solicitation, at (800) 322-2885 (toll free) or (212) 929-5500 (collect).

This press release does not constitute a solicitation of consents of holders of the Notes and shall not be deemed a solicitation of consents with respect to any other securities of AirGate.

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PCSA Completes Consent Solicitation

January 26, 2005

ABOUT AIRGATE PCS

AirGate PCS, Inc. is the PCS Affiliate of Sprint with the right to sell wireless mobility communications network products and services under the Sprint brand in territories within three states located in the Southeastern United States. The territories include over 7.4 million residents in key markets such as Charleston, Columbia, and Greenville-Spartanburg, South Carolina; Augusta and Savannah, Georgia; and Asheville, Wilmington and the Outer Banks of North Carolina.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (1) statements about the benefits of the proposed merger between Alamosa Holdings, Inc. (“Alamosa”) and AirGate PCS, Inc. (“AirGate”), including future financial and operating results; (2) statements with respect to Alamosa’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (3) other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. Such statements are based upon the current beliefs and expectations of Alamosa’s and AirGate’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the businesses of Alamosa and AirGate may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected combination benefits from the Alamosa/AirGate transaction may not be fully realized or realized within the expected time frame; (3) the failure of AirGate and Alamosa stockholders to approve the merger and/or the failure to obtain approvals from regulators or other groups; (4) disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; (5) Alamosa’s and AirGate’s dependence on their affiliation with Sprint; (6) shifts in populations or network focus; (7) changes or advances in technology; (8) changes in Sprint’s national service plans or fee structure with Alamosa or AirGate; (9) change in population; (10) difficulties in network construction; (11) increased competition in Alamosa’s and AirGate’s markets; and (12) adverse changes in financial position, condition or results of operations. Additional factors that could cause Alamosa’s and AirGate’s results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K of AirGate and in the 2003 Annual Report on Form 10-K and in the Quarterly Reports on Form 10-Q of Alamosa filed with the Securities and Exchange Commission (the “Commission”) and available at the Commission’s internet site (http://www.sec.gov). The forward-looking statements in this document speak only as of the date of the document, and Alamosa and AirGate assume no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

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PCSA Completes Consent Solicitation

January 26, 2005

On January 19, 2005, Alamosa filed a definitive proxy statement/prospectus with the Commission regarding the proposed merger with AirGate. Stockholders are urged to read the definitive joint proxy statement/prospectus because it contains important information. Stockholders can obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Alamosa and AirGate, without charge, at the Commission’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Commission that are incorporated by reference in the joint proxy statement/prospectus can also be obtained without charge, by directing a request to Alamosa Holdings, Inc., 5225 S. Loop 289, Lubbock, Texas 79424, Attention: Jon Drake (806-722-1100); or AirGate PCS, Inc., Harris Tower, 233 Peachtree Street, N.E. Suite 1700, Atlanta, Georgia 30303, Attention: Bill Loughman (404-525-7272).

The respective directors and executive officers of Alamosa and AirGate and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Alamosa’s directors and executive officers is available in the proxy statement filed with the Commission by Alamosa on April 23, 2004, and information regarding AirGate’s directors and executive officers is available in the proxy statement filed with the Commission by AirGate on March 5, 2004. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive joint proxy statement/prospectus filed by Alamosa with the Commission on January 19, 2005, and other relevant materials to be filed with the Commission when they become available.

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